                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
             PROXY STATE PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the Com-
[X]  Definitive Proxy Statement                mission Only (as permitted by
[ ]  Definitive Additional Materials           Rule14A-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12




                        INTERNATIONAL ISOTOPES INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



     (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant) Payment of Filing Fee (Check the appropriate box):
     [X]   No Fee Required.
     [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
         (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)  Total fee paid:

--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

--------------------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)  Filing Party:

--------------------------------------------------------------------------------
         (4)  Date Filed:

--------------------------------------------------------------------------------

                           INTERNATIONAL ISOTOPES INC.


                              4137 COMMERCE CIRCLE
                            IDAHO FALLS, IDAHO 83401
                                 (208) 524-5300

                                 ---------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2001


                                 ---------------

To the Shareholders of INTERNATIONAL ISOTOPES INC.


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Isotopes Inc. (the "Company"), a Texas corporation, will be held at the Radisson Hotel, 2211 N. I-35E, Denton, Texas, on Friday, November 2, 2001, at 12:00 p.m., Denton, Texas time, for the following purposes:


                  1. To elect five directors to serve until the next succeeding annual meeting and until their respective successors are elected and qualified;

                  2. To ratify the appointment by the Board of Directors of Grant Thornton LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2001; and

                  3. To approve an increase in the authorized shares of common stock from 50,000,000 to 250,000,000 shares.

                  4. To transact such other business as properly may come before the meeting or any adjournment thereof.


         The close of business on August 31, 2001 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.


         A Proxy Statement, form of Proxy, and copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission with respect to the Company's operations during the fiscal year ended December 31, 2000, accompany this notice.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE ADDRESS SET FORTH ON THE REVERSE SIDE OF THE PROXY. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                       By Order of the Board of Directors

                                 PAUL E. LANDERS
                                    Secretary


September 30, 2001

                           INTERNATIONAL ISOTOPES INC.

                              4137 COMMERCE CIRCLE
                            IDAHO FALLS, IDAHO 83401
                                 (208) 524-5300

                                 ---------------

                                 PROXY STATEMENT


                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2001


                             SOLICITATION OF PROXIES


         This Proxy Statement is furnished to shareholders of International Isotopes Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at 2211 N. I-35E, Denton, Texas, on Friday, November 2, 2001, at 12:00 p.m., Denton, Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiary, unless the context otherwise requires.



         This Proxy Statement and form of Proxy are being mailed to shareholders on or about September 30, 2001. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:


                  (1) FOR the election of the five nominees listed under "Election of Directors" as nominees of the Company for election as directors; and

                  (2) FOR the ratification of the appointment by the Board of Directors of Grant Thornton LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2000.

                  (3) FOR approval of an increase in the authorized shares of common stock from 50,000,000 to 250,000,000.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                      DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS



         The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on August 31, 2000. As of August 31, 2001, the Company had issued and outstanding and entitled to vote at the Annual Meeting 17,831,696 shares of Common Stock, par value $.01 per share ("Common Stock"). (For a description of the voting rights of the Common Stock, see "Quorum and Voting" herein.)


         The following table sets forth information as of July 31, 2001, regarding the beneficial ownership of the Company's Common Stock by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors (and director nominees) and by all of its directors (and nominees) and executive officers as a group.


                                                                                     SHARES OF COMMON STOCK BENEFICIALLY
                                                                                     OWNED AND PERCENTAGE OF OUTSTANDING
                                                                                                 SHARES AS OF
                                                                                                JULY 31, 2001
                NAME                                                                       NUMBER(1)        PERCENT
                ----                                                                       ---------        -------
Brown Simpson Strategic Growth Funds(2).................................                10,056,476           41.4%
Basso Securities Ltd.(3)................................................                 2,519,289           12.8%
AIG Soundshore Holdings Ltd. (4)........................................                 1,445,432            7.7%
John M. McCormack (5)...................................................                 1,104,000            6.0%
William W. Nicholson (6)................................................                 1,500,000            7.8%
David M. Camp (7) (8)...................................................                    35,000              *
Tommy L. Thompson ......................................................                    25,000              *
Robert J. Gary (7) .....................................................                   136,667              *
Frederick J. Bonte .....................................................                       100              0
Charles LeMaistre.......................................................                         0              0
Paul E. Landers (7).....................................................                    20,000              0
George Butterworth......................................................                         0              0
Bryce Drake.............................................................                         0              0
Steve T. Laflin (7)(8) .................................................                   500,000            2.9%
Randall O'Kane (8) .....................................................                         0              0
Keith Allberg (8) ......................................................                         0              0
Mark S. Young (8) ......................................................                         0              0
                                                                                         3,261,124           16.4%
Directors and executive officers as a
 group (11 persons)(7)..................................................



--------------------------
* Less than 1%


(1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

(2) Includes 5,000,000 shares convertible from redeemable convertible preferred stock.

(3) Includes 785,789 shares of Common Stock, warrants exercisable into 875,000 shares of Common Stock and preferred stock convertible into 858,500 shares of Common Stock.

(4) Includes 438,932 shares of Common Stock, warrants exercisable into 508,000 shares of Common Stock and preferred stock convertible into 498,500 shares of Common Stock.

(5) Includes an aggregate of 954,000 shares of Common Stock beneficially owned by Mr. McCormack's children. Mr. McCormack disclaims beneficial ownership of the shares owned by his children.

(6) Includes warrants to purchase 500,000 shares of Common Stock and preferred stock convertible into 1,000,000 shares of Common Stock.

(7) Includes options to purchase 11,667, 20,000, 500,000 and 531,667 shares of Common Stock granted to Messrs. Gary, Landers, Laflin and all directors and executive officers as a group, respectively, that are exercisable within 60 days of July 31, 2001. Does not include options to purchase 200,000, 23,333, 40,000, 500,000, and 763,333 shares of
         Common Stock granted to Messrs. Camp, Gary, Landers, Laflin and all directors and executive officers as a group, respectively, that are not exercisable within 60 days of July 31, 2001.

(8)      Nominated to be elected director at the Company's 2001 Annual Meeting.

         Section 16(a)     Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports relating to their ownership and change in ownership of the Company's Common Stock with the Securities and Exchange Commission and the NASD. The Company is unaware of any officers and directors of the Company who failed to timely file a Form 4 or Form 5 in connection with their purchase or sale of Common Stock.

                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of a majority of the voting power represented at the meeting, present in person or represented by proxy, and entitled to vote is required for the election of directors. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and votes "withheld" are included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For matters requiring approval by the holders of a specified percentage of the voting power represented at the meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Five directors will be elected at the Annual Meeting for terms expiring at the next Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified.

         Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the five nominees for the Board of Directors named below. The proxies cannot be voted for more than five nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the form of Proxy.

NOMINEES FOR DIRECTORS

         DAVID M. CAMP, PH.D., age 51, joined the Company in November 1999 as President and Chief Executive Officer. He was appointed by his fellow Board members to serve as Chairman of the Board in March 2001. He resigned as President and Chief Executive Officer in August 2001. From 1998 to 1999, Dr. Camp served as Vice President and General Manager of the Gas Systems Division of Millipore Corporation in Allen, Texas, where he had financial responsibility for the global semiconductor component business. From 1996 to 1998, he served as President of Kayex Corporation, a division of General Signal, a manufacturer of major capital equipment for the semiconductor industry. From 1992 to 1995, he served as President and Chief Executive Officer for Evergreen Holding Corporation, a refiner of lubricating oils for the petroleum industry. Dr. Camp received an M.B.A. from Rensselaer Polytechnic Institute in 1984. He also received a Ph.D. and M.S. in chemical engineering form Massachusetts Institute of Technology in 1979 and 1974, respectively. He also received a B.S. in chemical engineering from the University of South Carolina in 1972.

         STEVE T. LAFLIN, age 44 has served as President and General Manager of the Company's wholly owned subsidiary, I(4), since April 1998. He was elected to the Board of Directors to fill a vacant seat in June 2001. From October 1996 until April 1998 Mr. Laflin served as General Manager of MAC Isotopes, which was purchased by I(3) and reconstituted as I(4). Mr. Laflin was elected by the Board to serve as President and Chief Executive Officer in August 2001.


         RANDALL O'KANE, age 42, has been nominated to be elected as a director at the 2001 Annual Meeting. He is a founding member of RadQual, LLC, which was founded to develop a wide range of radioactive sources for the nuclear medicine and PET markets. From 1991 to the present he has been President and CEO of Technology Imaging Services, which sells accessories and sources to the nuclear medicine market. Mr. O'Kane is a 1980 graduate of Darmouth College with a degree in biology.

         KEITH ALLBERG, age 49, has been nominated to be elected as a director at the 2001 Annual Meeting. From December 2000 to the present he has been a principal and partner in RadQual, LLC, which was founded to develop a wide range of radioactive sources for the nuclear medicine and PET markets. From January 1, 1990 to December 2000 he was director of the radioactive source business for DuPont Merk/DuPont Corporations. Mr. Allberg received his B.S. in chemistry in 1976 from Lowell Technical Institute. He also has a B.S. in business administration from the University of New Hampshire.


         MARK S. YOUNG, age 43, has been nominated to be elected as a director at the 2001 Annual Meeting. Since August 1994 Mr. Young has served as branch manager and registered principal of Raymond James Financial Services in Idaho Falls, Idaho. Mr. Young has been in the securities business since 1985, having begun his career as a registered representative for Piper Jaffray & Hopwood. He is currently chairman of the Eastern Idaho Economic Development Council, and is the past chairman of the Greater Idaho Falls Chamber of Commerce. Mr. Young earned his B.A. degree in political science and economics from Idaho State University.



         The Board of Directors met six times during 2000. No director attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served.


         Executive Committee. The Executive Committee, originally established in January 1997, during 2000 consisted of Robert J. Gary, David M. Camp and William Nicholson. The Executive Committee is responsible for the Company's general operations, as provided in directives from the Board of Directors. The Executive Committee met 3 times in fiscal 2000.

         Audit Committee. The Audit Committee, established in January 1997, currently consists of John M. McCormack, Fred Bonte, and Robert J. Gary, each of which is an "independent director" under NASD rules. The Board of Directors has not adopted a written charter for the Audit Committee. The Audit Committee meets with the Company's independent auditors to review the scope and timing of their audit services, any other services they are asked to perform, the report of independent auditors on the Company's consolidated financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes an annual recommendation to the Board of Directors concerning the appointment of independent auditors for the ensuing year. The Audit Committee met once during fiscal 2000.

         Compensation Committee. The Compensation Committee, established in January 1997, currently consists of John M. McCormack, Charles LeMaistre and David Camp. The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2000 Amended and Restated Long Term Incentive Plan. The Compensation Committee met once during fiscal 2000.

                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITOR

         The Board of Directors has selected Grant Thornton LLP as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001, and has determined that it would be desirable to request that the shareholders ratify such selection. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Grant Thornton LLP as independent certified public accountants. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         While shareholder ratification is not required for the selection of Grant Thornton LLP since the Board of Directors has the responsibility for selecting the Company's independent certified public accountants, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders' opinions, which the Board of Directors will take into consideration in future deliberations.

         The Board of Directors recommends a vote FOR the ratification of Grant Thornton LLP as independent certified public accountants of the Company for the fiscal year ending December 31, 2000.

                                 PROPOSAL THREE

                       APPROVAL OF INCREASE IN AUTHORIZED
                           SHARES OF COMMON STOCK FROM
                        50,000,000 TO 250,000,000 SHARES


         The Company proposes to amend Article IV of its Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares, par value $.01 per share, to 250,000,000 shares. The increase is necessary to allow the Company to continue to use shares of its common stock instead of cash to pay interest on and to redeem at maturity its cumulative preferred stock. The Company currently has a total of 17,831,696 shares outstanding and has reserved for issuance an additional 16,420,876 shares to be issued in connection with the exercise of outstanding warrants and the conversion of outstanding Preferred Stock. The Company anticipates that it will have to issue up to 27,631,650 additional shares of common stock as interest payments on its Series A and B Preferred Stock through the year 2003, and another 200 million shares to redeem the Series A Preferred Stock in 2002, based on the current market price of the Company's common stock.



                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:


                 NAME                          AGE                   POSITION WITH COMPANY
                 ----                          ---                   ---------------------
                 David M. Camp                 51                Chairman of the Board

                 Steve T. Laflin               44                President, Chief Executive Officer
                                                                 and Director



         Information concerning the business experience of Messrs. Camp and Laflin is provided under the caption "Election of Directors" above.

         All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.


                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1999 and 2000 of the Chief Executive Officer during those respective years and the other four most highly compensated executive officers of the Company with annual income of $100,000 or more (collectively, the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE



                                                                 LONG-TERM
                                                               COMPENSATION
                                                                  AWARDS
                                        ANNUAL COMPENSATION    --------------
                                        ---------------------   SECURITIES
                                                                 UNDERLYING                         ALL OTHER
       NAME AND                                        BONUS      OPTIONS             STOCK       COMPENSATION
 PRINCIPAL POSITION              YEAR   SALARY($)       ($)         (#)            GRANTS($)(1)      ($)(2)
 ------------------              ----   ---------     -------   -------------      ------------   -------------
David M. Camp (4)
President, Chief Executive       1999   $ 20,731 (3)    -0-       35,000             $172,601
Officer and Director             2000   $137,321        -0-          -0-                  -0-

Tommy L. Thompson (4)            1998   $172,383        -0-          -0-                  -0-           --
(Former) Executive Vice          1999   $169,950        -0-          -0-                  -0-           --
President and Chief              2000   $157,402        -0-          -0-             $ 43,750           --
Operating Officer

George Butterworth               2000   $111,316        -0-          -0-                  -0-           --
Vice President

Bryce Drake                      2000   $106,327        -0-          -0-                  -0-           --
Vice President

Steve T. Laflin (5)              1998   $ 95,000        -0-          -0-                  -0-           --
President of I 4                 1999   $ 95,000        -0-          -0-                  -0-           --
                                 2000   $ 95,000        -0-          -0-                  -0-           --


---------------

(1) Represents the difference between the price paid by the named executive officer and the fair market value of such security on the date of purchase.

(2) None of the named executive officers received any perquisites or other personal benefits in 1998, 1999 or 2000 that in the aggregate exceeded $50,000 or 10% of such named executive officer's salary and bonus for such year. See Note (1) above.

(3)      Represents salary for 2  months.


(4) Resigned as President and Chief Executive Officer in August 2001. Mr. Camp continues to serve as Chairman of the Board. Mr. Thompson resigned as Executive Vice-President, Chief Operating Officer and Director in November 2000. Mr. Butterworth resigned as Vice President in January 2001. Mr. Drake resigned as Vice President in January 2001.



(5) Mr. Laflin was elected by the Board of Directors to serve as President and Chief Executive Officer of I(3) in August 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options to purchase Common Stock of the Company granted during the fiscal year ended December 31, 2000 to the Named Executive Officers.


                                                                   PERCENT OF
                                     NO. OF SECURITIES           TOTAL OPTIONS
                                    UNDERLYING OPTIONS        GRANTED TO EMPLOYEES    EXERCISE PRICE        EXPIRATION
       NAME                            GRANTED (#)            IN FISCAL YEARS (1)       PER SHARE              DATE
------------------                  ------------------        --------------------    --------------        ----------
David M. Camp                              -0-                         --                    --                 --

Tommy L. Thompson                          -0-                         --                    --                 --

George Butterworth                         -0-                         --                    --                 --

Bryce Drake                                -0-                         --                    --                 --

Steve T. Laflin (1)                        -0-                         --                    --                 --



(1) Mr. Laflin was granted options to purchase 1,000,000 shares of Common Stock in June 2001.


                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

None of the Named Executive Officers exercised options to purchase Common Stock in 2000. The following table sets forth certain information with regard to the outstanding options to purchase Common Stock as of the end of the year ended December 31, 2000 for the persons named in the Summary Compensation Table above.


                                SHARES
                             ACQUIRED ON      VALUE
NAME                         EXERCISE (#)  REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------  -----------   -----------   -------------   -----------   -------------

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                                                 YEAR-END(#)            AT FISCAL YEAR-END($)(1)
                                                            ----------------------      ------------------------
David M. Camp                    -0-           -0-           -0-         200,000           -0-         $31,240
                                                             -0-
Tommy L. Thompson.........       -0-           -0-                          -0-            -0-            -0-
                                                             -0-
Dr. Ira Lon Morgan........       -0-           -0-                          -0-            -0-            -0-

George Butterworth........       -0-           -0-          33,333        46,667          5,207          7,289
                                                            20,000        40,000          3,124          6,248
Bryce Drake...............       -0-           -0-

Steve T. Laflin...........       -0-           -0-           -0-            -0-            -0-            -0-


(1) Based on the last sale price of $ 0.1562 of the Company's Common Stock on the Nasdaq Small Cap Market on December 31, 2000. The exercise price of the options in this table is $4.94, $5.88 and $6.00 per share.

EMPLOYMENT AGREEMENTS


         In November 1999, the Company entered into an Employment Agreement with David M. Camp to serve as President and Chief Executive Officer of the Company. The Agreement was for a term of five years and provided for a base salary of $140,000 with bonuses payable at the discretion of the Board of Directors and the Compensation Committee. Pursuant to his agreement, Mr. Camp also received stock options to purchase 200,000 shares of the Company's Common Stock. Mr. Camp resigned his position as President and Chief Executive Office in August 2001, but continues to serve as the Company's Chairman of the Board. In accordance with his Employment Agreement, Mr. Camp received a lump sum payment equal to twelve months of his base compensation.



         In June 2000, the Company entered into an Employment Agreement with Paul E. Landers to serve as the Company's Chief Financial Officer. The Agreement provided for a term of two years with base compensation equal to $135,000 annually. Bonuses were payable at the discretion of the Board of Directors and the Compensation Committee. Mr. Landers received 60,000 stock options to purchase shares of the Company's Common Stock and if certain Company performance goals were met he was entitled to a stock grant of an additional 40,000 shares. The Company did not achieve the performance objectives and no shares were granted. Mr. Landers resigned as Chief Financial Officer effective upon filing with the Securities and Exchange Commission on September 27, 2001 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. In accordance with his Employment Agreement, Mr. Landers was paid a severance benefit equal to six months of his base salary.


         In April 2001, the Company entered into an Employment Agreement with Steve Laflin to serve as the Company's new President and Chief Executive Officer upon Mr. Camp's resignation and Mr. Laflin's election to the President and CEO position by the Board of Directors. Mr. Laflin was elected President and Chief Executive Officer by the Board of Directors in August 2001. Mr. Laflin's agreement provides for a four-year term at a base salary of $120,000. Mr. Laflin is entitled to bonus compensation at the discretion of the Board of Directors and the Compensation Committee. In connection with his Employment Agreement, Mr. Laflin was granted stock options to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $.076 per share, the fair market value of the Company's Common Stock on the date of grant. Of this amount, 500,000 options vested immediately with the remainder vesting in two equal installments of 250,000 in April 2002 and April 2003, respectively.

COMPENSATION OF DIRECTORS

         Employee directors of the Company do not receive additional compensation for their services as directors. Prior to its initial public offering, the Company did not pay director's fees but did reimburse directors for their expenses. Following the Company's initial public offering, the Company paid each non-employee director $500 per meeting for their services as directors. The Company continues to reimburse directors for all expenses incurred in connection with their activities as directors. Non-employee directors and employee directors of the Company are entitled to receive certain stock option awards under the Company's 2000 Amended and Restated Long Term Incentive Plan.

CERTAIN TRANSACTIONS


         Mr. Randall O'Kane and Mr. Keith Allberg, nominees for election as directors at the Company's 2001 annual meeting, are each founding members of RadQual, LLC. The Company and entered into a contract with RadQual pursuant to which I(3) will manufacture flood sources for RadQual. The contract has an estimated yearly value of $1,000,000 to RadQual.


         The Company believes that all prior transactions and loans between the Company and its officers, directors and 5% or greater stockholders have been on terms no less favorable than could be obtained by the Company from unaffiliated third parties. All future transactions and loans between the Company and its officers, directors and 5% or greater stockholders will be on terms no less favorable than can be obtained by the Company from unaffiliated third parties and will be approved by a majority of the independent, disinterested directors of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The Compensation Committee currently consists of three members, one of which serves as an executive officer of the Company. No executive officer of the Company serves or served on the compensation committee of another entity and no executive officer of the Company serves or served as a director of another entity which has or had an executive officer serving on the board of directors of the Company.

         Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board, subject to review and approval by the full Board of Directors. Decisions with respect to awards under the Company's Long Term Incentive Plan are also made by the Compensation Committee, subject to review and approval by the Board of Directors. Set forth below is a report prepared by Messrs. McCormack, LeMaistre and Camp in their capacity as the Compensation Committee addressing the Company's compensation policies for the fiscal year 2000 as they affected the Company's executive officers, including the Company's Chief Executive Officer, David M. Camp. Mr. Camp did not participate in decisions concerning his own compensation.

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long term performance goals, review above average corporate performance, recognize initiative and achievements, and assist the Company in attracting and retaining qualified executives. Targeted levels of total executive compensation are generally set at levels that the Compensation Committee believes to be consistent with others in the Company's industry, although actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.

         The Compensation Committee is mindful of grants or awards made to the Company's executive officers under the Company's Long Term Incentive Plan. The Compensation Committee endorses the position that stock ownership by management and stock based performance compensation arrangements are beneficial in aligning management's and shareholders' interest in the enhancement of shareholder value. Thus, the Compensation Committee takes into account the stock based elements in designing the compensation packages of the Company's executive officers.

         In 1993, Congress amended the Internal Revenue Code to Section 162(m). This section provides that publicly held companies may not deduct compensation paid to certain executive officers in excess of $1,000,000 annually, with certain exceptions. The Company has examined its compensation policies in view of Section 162(m) and the regulations adopted by the Internal Revenue Service to implement this section and has determined that these provisions will not affect the deductibility of executive compensation for fiscal 2000. It is currently not expected that any part of the Company's deduction for executive compensation will be disallowed for fiscal 2001.

         The principal components of the Company's non-stock based compensation program are base salary and bonus. Bonuses are at the discretion of the Compensation Committee and the board, based on performance criteria and production. No bonus or other incentive based compensation was paid in fiscal year 2000.

FISCAL 2000 AND EXECUTIVE OFFICER COMPENSATION

         Mr. Camp's compensation for fiscal year 2000 as President and Chief Executive Officer of the Company consisted solely of his base salary. No bonus or other incentive based compensation was provided. the Compensation Committee believes that Mr. Camp's compensation package was set at a level that is consistent with others in the Company's industry. Mr. Camp is a member of the Compensation Committee, but did not participate in the Compensation Committee's decision regarding his compensation.

                                   Submitted by the Compensation Committee of the Board of Directors

                                   John M. McCormack
                                   David M. Camp
                                   Charles LeMaistre



                               PERFORMANCE GRAPH


         The following graph compares the annual cumulative total shareholder return on an investment of $100 on December 31, 1997 in the Company's common stock, based on the market price of the common stock, with the cumulative total of a similar investment in the Nasdaq composite stock market index (U.S. companies) and Nasdaq's index for pharmaceutical industry stocks.


                                    [GRAPH]



                                      1997    1998    1999    2000
                                     ------  ------  ------  ------
International Isotopes Inc.             100     183      63       2
NASDAQ Stock Market (US Companies)      100     141     255     158
NASDAQ Pharmaceutical industry          100     127     238     298



                           ANNUAL REPORT ON FORM 10-K


         UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM STEVE T. LAFLIN, PRESIDENT, 4137 COMMERCE CIRCLE, IDAHO FALLS, IDAHO 83401. A COPY OF SUCH FORM 10-K ACCOMPANIED THIS PROXY STATEMENT SENT TO SHAREHOLDERS IN CONNECTION WITH THE ANNUAL MEETING.

                              SHAREHOLDER PROPOSALS


         Shareholder proposals to be presented at the 2002 Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Idaho Falls, Idaho, addressed to the Secretary of the Company, not later than December 31, 2001. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.


                                  OTHER MATTERS

         At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.


                                        By Order of the Board of Directors


                                        /s/ Paul E. Landers
                                        -------------------
                                        PAUL E. LANDERS
                                        Secretary


Dated:  September 30, 2001

                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF INTERNATIONAL ISOTOPES INC.


         The undersigned hereby appoints: David M. Camp and Steve T. Laflin, as proxies, and hereby authorizes each of them to represent and to vote, as designed on the reverse side, all of the shares of Common Stock of International Isotopes Inc. held of record by the undersigned on August 31, 2001 at the Annual Meeting of Shareholders to be held on November 2, 2001, or any adjournment thereof.


         The Board of Directors recommends that you vote FOR the nominees and the proposals listed hereon. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and the proposals.

(Please see reverse side)


1.       To elect five Directors.


                                                         WITHHOLD
                     FOR all nominees                    AUTHORITY
                       listed below                   to vote for all
                     (except as marked                    nominees
                        to contrary)                    listed below

                            [ ]                             [ ]


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:


David M. Camp, Steve T. Laflin, Randall O'Kane, Keith Allberg, Mark S. Young.


2. Proposal to ratify the Board of Directors selection of Grant Thornton LLP as independent auditors.


                  FOR                  AGAINST               ABSTAIN

                  [ ]                    [ ]                   [ ]

3. Proposal to approve an increase in the Company's authorized common stock from 50,000,000 to 250,000,000 shares.

                  FOR                  AGAINST               ABSTAIN

                  [ ]                    [ ]                   [ ]

4. In their direction to vote upon such other business as may properly come before the meeting.


DATED:                             , 2001.
      -----------------------------




--------------------------------------------------------------------------------
                           (SIGNATURE OF SHAREHOLDER)

--------------------------------------------------------------------------------
                           (SIGNATURE IF HELD JOINTLY)


Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other officer. If a partnership, please sign in partnership name by authorized person.